EXHIBIT 10.1

                          WARRANT PLANS

                        10.1a.    J.Shadlaus

                        10.1b.    D. Dale

                            WARRANT PLAN
                        10.1a  J. Shadlaus

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

May 4, 1999                                    Warrant to Purchase
                                               Shares of Common Stock


               WARRANT TO PURCHASE COMMON STOCK
                              OF
              ATLANTIC SYNDICATION NETWORK, INC.


This is to certify that, for value received, James Shadlaus, or assignee (in each case, the Holder ), is entitled to purchase, subject to the provisions of this Warrant, from Atlantic Syndication Network, Inc., a Nevada corporation (the Company ), having its principal place of business at 2140 W. Charleston Blvd., Ste. B, Las Vegas, Nevada 89102, at any time prior to May 4, 2009 (the Expiration Date ) at which time this Warrant shall expire and become void, one hundred thousand (100,000) shares of Common Stock in the Company (the Warrant Shares ). This Warrant shall be exercisable at $.25 per share (the Exercise Price ), subject to adjustment as set forth below. The number of shares of Stock to be issued is based upon Holder exercising this Warrant and is subject to the following terms and conditions:

1. Exercise of Warrant. This Warrant may be exercised, in whole or in part from time to time hereof prior to the expiration date by the Holder of this Warrant through the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9
(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised each time for the minimum of fifty per cent (50%) of the shares of Common Stock referred to in this Warrant, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon receipt of payment and surrender of this Warrant, the Company will (a) issue a certificate in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.  Adjustments in Number of Warrant Shares.

     2.1.The number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustments as follows:

     (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock.

     (b) If the event, as a result of which an adjustment is made under paragraph (a) above, does not occur, then any adjustments in the number of shares issuable that were made in accordance with such paragraph
(a) shall be adjusted to the number of shares as were in effect immediately prior to the record date for such event.

       2.2. The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 2, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 2.

       2.3. Whenever the number of Warrant Shares shall be adjusted as required by the provisions of this Section 2, the Company forthwith shall file in the custody of its Secretary or an Assistant Secretary, at its principal office, an officer s certificate showing the adjusted number of Warrant Shares and setting forth in reasonable detail the circumstances requiring the adjustment.

        2.4. Each Holder of this Warrant and the Warrant Shares shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant and the Warrant Shares in violation of this Warrant.

     3. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share of certificate therefor.

     4. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, The Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

     5.   Transfer.

     (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the Securities Act ) or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registrations is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (I) upon publication by the Securities and Exchange Commission (the Commission ) of a ruling, interpretation, opinion or no action letter based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the Exchange Act ), or the rules and regulations promulgated under either such act, or in the case of clause
(ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

     (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a stop transfer order with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

     (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (ii) any transfer of any of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act, or the rules and regulations promulgated under either of such acts, (iii) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or, (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

     (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part as identified in this agreement (1. Exercise of Warrant). Upon surrender of this Warrant to the Company corporate offices .with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

     (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable state law:

The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration.

     6.  Investment Representation. The Holder, by acceptance of this
Warrant, represents and warrants to the Company that this Warrant and all shares acquired upon any and all exercises of this Warrant are purchased for the Holder s own account and for investment, and not with a view to resale or distribution of either this Warrant or any shares purchasable upon any exercise hereof. The Holder understands that this Warrant and the underlying shares are subject to certain restrictions against transfer in compliance with federal securities laws and agrees to execute and deliver to the Company concurrent with the exercise of this Warrant, an investment letter in such form as legal counsel to the Company may reasonably request.

     7. Loss of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not convey upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise thereof.

     9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     (a)  the Company at 2140 W. Charleston Blvd., Ste. B, Las Vegas,
Nevada 89102. or such other address as the Company has designated in writing to the Holder, or

     (b) the Holder at 2408 Windjammer Way, Las Vegas, Nevada 89107 or such other address as the Holder has designated in writing to the Company.

     10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflict of law thereof.

  IN WITNESS WHEREOF, Atlantic Syndication Network, Inc. has caused this Warrant to be signed by its Chief Executive Officer as of May 4,1999.

                         ATLANTIC SYNDICATION NETWORK, INC.

                         BY:

                         /s/ Kent G. Wyatt, Sr.
                         Chief Executive Officer

                                   SUBSCRIPTION


The undersigned, ______________________________________ pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________________ shares of the Common Stock of Atlantic Syndication Network, Inc., covered by said  Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated : ___________________   Signature _______________________

Address ____________________________



                                    ASSIGNMENT

FOR VALUE RECEIVED, ______________________________      hereby sells,

assigns and transfers unto ________________________________ the  foregoing

Warrant and all rights evidenced thereby, and does irrevocably  constitute

and appoint   _____________________________ attorney, to transfer said

Warrant on the books of  Atlantic Syndication Network, Inc.


Dated:_______________________   Signature______________________

Address____________________


                                PARTIAL ASSIGNMENT


FOR VALUE RECEIVED, _________________________ hereby assigns and transfers unto __________________________________the right to purchase ______________

shares of the Common Stock of Atlantic Syndication Network, Inc., by the

foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint attorney, to transfer that part of Warrants on books of Atlantic Syndication Network, Inc.

Dated: ___________________        Signature :__________________

Address :______________________

                            WARRANT PLAN
                          10.1b   D. Dale

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

May 4, 1999                                              Warrant to Purchase
                                             Shares of Common Stock


               WARRANT TO PURCHASE COMMON STOCK
                              OF
              ATLANTIC SYNDICATION NETWORK, INC.


This is to certify that, for value received, Don Dale, or assignee (in each case, the Holder ), is entitled to purchase, subject to the provisions of this Warrant, from Atlantic Syndication Network, Inc., a Nevada corporation (the Company ), having its principal place of business at 2140 W. Charleston Blvd.,Ste. B, Las Vegas, Nevada 89102, at any time prior to May 4, 2009 (the Expiration Date ) at which time this Warrant shall expire and become void, two hundred twenty-five thousand (225,000) shares of Common Stock in the Company (the Warrant Shares ). This Warrant shall be exercisable at $.25 per share (the Exercise Price ), subject to adjustment as set forth below. The number of shares of Stock to be issued is based upon Holder exercising this Warrant and is subject to the following terms and conditions:

1. Exercise of Warrant. This Warrant may be exercised, in whole or in part from time to time hereof prior to the expiration date by the Holder of this Warrant through the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9
(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised each time for the minimum of fifty per cent (50%) of the shares of Common Stock referred to in this Warrant, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon receipt of payment and surrender of this Warrant, the Company will (a) issue a certificate in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.  Adjustments in Number of Warrant Shares.

     2.1.The number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustments as follows:

     (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock.

     (b) If the event, as a result of which an adjustment is made under paragraph (a) above, does not occur, then any adjustments in the number of shares issuable that were made in accordance with such paragraph
(a) shall be adjusted to the number of shares as were in effect immediately prior to the record date for such event.

       2.2. The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 2, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 2.

       2.3. Whenever the number of Warrant Shares shall be adjusted as required by the provisions of this Section 2, the Company forthwith shall file in the custody of its Secretary or an Assistant Secretary, at its principal office, an officer s certificate showing the adjusted number of Warrant Shares and setting forth in reasonable detail the circumstances requiring the adjustment.

        2.4. Each Holder of this Warrant and the Warrant Shares shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant and the Warrant Shares in violation of this Warrant.

     3. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share of certificate therefor.

     4. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, The Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

     5.   Transfer.

     (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the Securities Act ) or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registrations is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (I) upon publication by the Securities and Exchange Commission (the Commission ) of a ruling, interpretation, opinion or no action letter based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the Exchange Act ), or the rules and regulations promulgated under either such act, or in the case of clause
(ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

     (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a stop transfer order with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

     (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (ii) any transfer of any of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act, or the rules and regulations promulgated under either of such acts, (iii) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or, (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

     (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part as identified in this agreement (1. Exercise of Warrant). Upon surrender of this Warrant to the Company corporate offices .with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

     (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable state law:

The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration.

     6.  Investment Representation. The Holder, by acceptance of this
Warrant, represents and warrants to the Company that this Warrant and all shares acquired upon any and all exercises of this Warrant are purchased for the Holder s own account and for investment, and not with a view to resale or distribution of either this Warrant or any shares purchasable upon any exercise hereof. The Holder understands that this Warrant and the underlying shares are subject to certain restrictions against transfer in compliance with federal securities laws and agrees to execute and deliver to the Company concurrent with the exercise of this Warrant, an investment letter in such form as legal counsel to the Company may reasonably request.

     7. Loss of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not convey upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise thereof.

     9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     (a)  the Company at 2140 W. Charleston Blvd., Ste. B, Las Vegas,
Nevada 89102. or such other address as the Company has designated in writing to the Holder, or

      (b) the Holder at P. 0. Box 181921 Coronado, Ca. 92178 or such other address as the Holder has designated in writing to the Company.

     10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflict of law thereof.

  IN WITNESS WHEREOF, Atlantic Syndication Network, Inc. has caused this Warrant to be signed by its Chief Executive Officer as of May 4,1999.

                         ATLANTIC SYNDICATION NETWORK, INC.

                         BY:

                         /s/ Kent G. Wyatt, Sr.
                         Chief Executive Officer

                                SUBSCRIPTION


The undersigned, ______________________________________ pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________________ shares of the Common Stock of Atlantic Syndication Network, Inc., covered by said  Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated : ___________________   Signature _______________________

Address ____________________________



                                   ASSIGNMENT

FOR VALUE RECEIVED, ______________________________      hereby sells,

assigns and transfers unto ________________________________ the  foregoing

Warrant and all rights evidenced thereby, and does irrevocably  constitute

and appoint   _____________________________ attorney, to transfer said

Warrant on the books of  Atlantic Syndication Network, Inc.


Dated:_______________________   Signature______________________

Address____________________


                                PARTIAL ASSIGNMENT


FOR VALUE RECEIVED, _________________________ hereby assigns and transfers unto __________________________________the right to purchase ______________

shares of the Common Stock of Atlantic Syndication Network, Inc., by the

foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint attorney, to transfer that part of Warrants on books of Atlantic Syndication Network, Inc.

Dated: ___________________        Signature :__________________

Address :______________________